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                                                                    EXHIBIT 32.1


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Friendly Ice Cream Corporation (the "Company") for the fiscal year ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John L. Cutter, as Chief Executive Officer and President of the Company, and Paul V. Hoagland, as Executive Vice President of Administration and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                           By: /s/ JOHN L. CUTTER
                               ------------------
                           Name:  John L. Cutter
                           Title: Chief Executive Officer and President
                           Date:  February 19, 2004


                           By: /s/ PAUL V. HOAGLAND
                               --------------------
                           Name:  Paul V. Hoagland
                           Title: Executive Vice President of Administration and
                                  Chief Financial Officer
                           Date:  February 19, 2004